APPLETON EQUITY GROWTH FUND (APLEX) SUMMARY PROSPECTUS April 30, 2016

Before you invest, you may want to review the Appleton Equity Growth Fund (the “Fund”) statutory prospectus and statement of additional information (“SAI”), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus, SAI and other information about the Fund online at appletonfunds.com/filings.html.  You can also get this information at no cost by calling 1‑877‑71‑APPLE or by sending an e-mail request to info@appletonpartners.com.

Investment Objective

The Appleton Equity Growth Fund (the “Fund”) seeks long-term growth of capital.

Fees And Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.88%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	1.89%
Less Fee Waiver and/or Expense Reimbursement[2]	-0.38%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.51%

[1]	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses.

[2]	The Fund’s investment adviser, Appleton Partners, Inc. (“Appleton Partners” or the “Adviser”), has contractually agreed to waive its management fees and/or reimburse expenses of the Fund until at least April 30, 2017 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses) do not exceed 1.50% of the Fund’s average net assets. The Adviser is permitted to be reimbursed for management fee waivers and/or expense reimbursements made in the prior three fiscal years, subject to the limitation on the Fund’s expenses in effect at the time such reimbursement is paid to the Adviser and at the time such fees were waived and/or expenses were reimbursed. This agreement may be terminated only by, or with the consent of, the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$154	$557	$986	$2,181

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s assets will be invested in common stocks. These securities may be from large-cap, mid-cap or small-cap companies. By combining macro-economic and micro-economic factors, the Fund seeks the best-positioned companies within the fastest growing industries. In pursuing the Fund’s investment objective, the Adviser first employs top-down analysis to select specific industry groups demonstrating growth potential. A bottom-up approach is then used to select particular companies within the industry groups.

In selecting specific industry groups, the Adviser looks for industries that it believes will sustain high profit growth given the current and future economic, financial and political conditions.

Once industry sectors have been selected, the Adviser’s research process continues with bottom up, or micro-economic analysis, to identify individual stocks that may be placed on the buy list. The Adviser believes that there are certain characteristics that are generally found in growing companies—characteristics that may be unique while giving their shareholders a competitive edge. The Adviser begins by reviewing revenue growth, market share and price control, not only for individual companies, but for their competitors as well. The Adviser considers such factors as a company’s management team, new products and overall financial outlook. This intensive fundamental research narrows the potential portfolio down to a manageable list of 50–70 candidates. Thus, by combining top down and bottom up research, the Adviser will maintain a portfolio of 35-45 stocks that it believes are the best companies within the fastest growing industries.

The Principal Risks

As a shareholder, you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following additional risks could affect the value of your investment:

Market Risk: The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks are subject to market risks, such as rapid increase or decrease in a stock’s value or liquidity, and fluctuations due to a company’s earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

Investment Style Risk: Different investment styles, such as growth and value investing, may shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Fund may outperform or underperform other funds that have a different investment style. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies generally invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Small- and Mid-Capitalization Company Risk: Small-cap and mid-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Additionally, securities of small-cap and mid-cap companies may be more thinly traded and may have more frequent and larger price changes than securities of large-cap companies.

Performance

The bar chart and performance table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The table also shows how the Fund’s returns compare with an index comprised of common stocks similar to those in which the Fund invests. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how it will perform in the future. Updated performance information is available by calling the Fund at 1-877-71-APPLE.
During the period shown in the bar chart, the highest and lowest quarterly returns were as follows:

Highest Quarterly Return	Lowest Quarterly Return
15.00% (Quarter Ended Sept 30, 2010)	-24.73% (Quarter Ended Dec 31, 2008)

Average Annual Total Returns for Periods Ended December 31, 2015

	One Year	Five Year	Ten Year
Return Before Taxes	0.19%	7.83%	5.50%
Return After Taxes on Distributions	-1.54%	7.10%	5.13%
Return After Taxes on Distributions and Sale of Fund Shares	1.52%	6.16%	4.41%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	5.67%	13.53%	8.53%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant if you hold your Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”).

Investment Adviser

Appleton Partners, Inc.

Portfolio Managers

Daniel T. Buckley, CFA, is a senior research analyst and portfolio manager of the Adviser and has been a Fund portfolio manager since 2014 and on the Fund’s investment team since 2005. Mr. Buckley also serves as President of the Appleton Funds (the “Trust”).

Geoffrey D. Chamberlain, CFA, is a senior research analyst and portfolio manager of the Adviser and has been a Fund portfolio manager since 2014 and on the Fund’s investment team since 2005.

Buying And Selling Shares

You may buy and sell shares in the Fund on a day when the New York Stock Exchange (the “Exchange”) is open for trading. You may sell your shares by telephone, by mail, by wire, or through a systematic withdrawal plan. If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. For more information about buying and selling shares see the section “How to Purchase Shares” of the Fund’s prospectus or call 1-877-71-APPLE. Minimum initial and subsequent investment amounts are shown below.

Minimum Initial Investment			Minimum Subsequent Investment
Regular Accounts	Retirement Accounts	Automatic Investment Plan Accounts	Regular Accounts & Retirement Accounts	Automatic Investment Plan Accounts
$1,000	$500	$100	None	$100

Tax Information

The Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments To Broker Dealers And Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial institution (such as a bank), the Fund and its related companies may pay the financial institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial institution’s web site for more information.